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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated March 8, 2006 on the consolidated financial statements of VeraSun Energy Corporation (the "Registrant"), which report and statements appear in the Registrant's Prospectus on Form 424(B)(4) dated June 13, 2006.

                                            /s/ McGladrey & Pullen, LLP
Sioux Falls, South Dakota
June 19, 2006